UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of November 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-30)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-32              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-30 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Greenpoint Mortgage Funding, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Fairbanks Capital Corp., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  MORTGAGE-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES 2002-30
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 8, 2003            By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-30
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       306,457,888.00    306,457,888.00 4,227,065.94    1,915,361.80    6,142,427.74     0.00       0.00      302,230,822.06
IIA1      100,585,319.00    100,585,319.00 1,112,614.97      377,194.95    1,489,809.92     0.00       0.00       99,472,704.03
IIA2          490,000.00        490,000.00         0.00        2,347.92        2,347.92     0.00       0.00          490,000.00
IIA4       84,229,432.00     84,229,432.00   927,179.13      138,978.56    1,066,157.69     0.00       0.00       83,302,252.87
IP          9,382,114.00      9,382,114.00   108,751.71            0.00      108,751.71     0.00       0.00        9,273,362.29
IIP         1,202,172.00      1,202,172.00    28,591.77            0.00       28,591.77     0.00       0.00        1,173,580.23
DB1        21,720,104.00     21,720,104.00    24,756.36      132,390.63      157,146.99     0.00       0.00       21,695,347.64
DB2        13,923,144.00     13,923,144.00    15,869.46       84,865.79      100,735.25     0.00       0.00       13,907,274.54
DB3         6,961,572.00      6,961,572.00     7,934.73       42,432.90       50,367.63     0.00       0.00        6,953,637.27
DB4         3,620,017.00      3,620,017.00     4,126.06       22,065.10       26,191.16     0.00       0.00        3,615,890.94
DB5         5,847,720.00      5,847,720.00     6,665.17       35,643.63       42,308.80     0.00       0.00        5,841,054.83
DB6         2,506,166.00      2,506,166.00     2,856.50       15,275.84       18,132.34     0.00       0.00        2,503,309.50
AR                100.00            100.00       100.00            0.63          100.63     0.00       0.00                0.00
TOTALS    556,925,748.00    556,925,748.00 6,466,511.80    2,766,557.75    9,233,069.55     0.00       0.00      550,459,236.20

IIA3       17,961,664.00     17,961,664.00         0.00      104,776.37      104,776.37     0.00       0.00       17,762,982.86
IIA5       84,229,432.00     84,229,432.00         0.00      457,646.58      457,646.58     0.00       0.00       83,302,252.87
IX         18,889,499.65     18,889,499.65         0.00      118,059.37      118,059.37     0.00       0.00       18,660,088.54
IIX        16,317,021.03     16,317,021.03         0.00       95,182.62       95,182.62     0.00       0.00       16,150,450.50
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22541NTQ2     1,000.00000000    13.79330115    6.25000000     20.04330115          986.20669885     IA1       7.500000 %
IIA1    22541NTR0     1,000.00000000    11.06140519    3.75000004     14.81140523          988.93859481     IIA1      4.500000 %
IIA2    22541NTS8     1,000.00000000     0.00000000    4.79167347      4.79167347        1,000.00000000     IIA2      5.750000 %
IIA4    22541NTU3     1,000.00000000    11.00778087    1.64999997     12.65778083          988.99221913     IIA4      1.980000 %
IP      22541NTY5     1,000.00000000    11.59138655    0.00000000     11.59138655          988.40861345     IP        0.000000 %
IIP     22541NTZ2     1,000.00000000    23.78342700    0.00000000     23.78342700          976.21657300     IIP       0.000000 %
DB1     22541NUA5     1,000.00000000     1.13979012    6.09530369      7.23509381          998.86020988     DB1       7.314000 %
DB2     22541NUB3     1,000.00000000     1.13978998    6.09530362      7.23509360          998.86021002     DB2       7.314000 %
DB3     22541NUC1     1,000.00000000     1.13978998    6.09530434      7.23509431          998.86021002     DB3       7.314000 %
DB4     22541NUE7     1,000.00000000     1.13979023    6.09530287      7.23509309          998.86020977     DB4       7.314000 %
DB5     22541NUF4     1,000.00000000     1.13978952    6.09530381      7.23509334          998.86021048     DB5       7.314000 %
DB6     22541NUG2     1,000.00000000     1.13978882    6.09530255      7.23509137          998.86021118     DB6       7.314000 %
AR      22541NUD9     1,000.00000000 1,000.00000000    6.30000000  1,006.30000000            0.00000000     AR        7.500000 %
TOTALS                1,000.00000000    11.61108428    4.96755225     16.57863653          988.38891572

IIA3    22541NTT6     1,000.00000000     0.00000000    5.83333315      5.83333315          988.93860057     IIA3      7.000000 %
IIA5    22541NTV1     1,000.00000000     0.00000000    5.43333333      5.43333333          988.99221913     IIA5      6.520000 %
IX      22541NTW9     1,000.00000000     0.00000000    6.24999985      6.24999985          987.85509864     IX        7.500000 %
IIX     22541NTX7     1,000.00000000     0.00000000    5.83333317      5.83333317          989.79160904     IIX       7.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



Section 4.04(a)(i)  Scheduled Principal Payments (Total)                                                       481,238.56
                                          Group 1                                                              317,641.37
                                          Group 2                                                              163,597.19

                    Principal Prepayments (Total)                                                            5,830,463.78
                                          Group 1                                                            3,909,700.62
                                          Group 2                                                            1,920,763.16

                    Repurchase Principal (Total)                                                               154,809.47
                                          Group 1                                                              154,809.47
                                          Group 2                                                                    0.00

                    Substitution Amounts                                                                             0.00
                                          Group 1                                                                    0.00
                                          Group 2                                                                    0.00

                    Net Liquidation Proceeds (Total)                                                                 0.00
                                          Group 1                                                                    0.00
                                          Group 2                                                                    0.00

                    Insurance Proceeds (Total)                                                                       0.00
                                          Group 1                                                                    0.00
                                          Group 2                                                                    0.00

                    Other Principal (Total)                                                                          0.00
                                          Group 1                                                                    0.00
                                          Group 2                                                                    0.00

Section 4.04(a)(v)  Beginning Number of Loans Outstanding (Total)                                                   2,934
                                          Group 1                                                                   2,468
                                          Group 2                                                                     466

                    Beginning Aggregate Loan Balances (Total)                                              556,925,750.30
                                          Group 1                                                          350,155,325.13
                                          Group 2                                                          206,770,425.17

                    Ending Number of Loans Outstanding (Total)                                                      2,901
                                          Group 1                                                                   2,440
                                          Group 2                                                                     461

                    Ending Aggregate Loan Balances (Total)                                                 550,459,238.49
                                          Group 1                                                          345,773,173.67
                                          Group 2                                                          204,686,064.82

Section 4.04(a)(vi) Master Servicing Fees (Total)                                                                2,023.88
                                          Group 1                                                                1,335.58
                                          Group 2                                                                  688.30

                     Servicing Fees (Total, including PMI Fees and any Qualified Substitute Mort. Loan Excess Int.) 154,241.54
                                           Group 1                                                                  100,657.70
                                           Group 2                                                                   53,583.84

                     Trust Administrator Fees (Total)                                                                   148.32
                                           Group 1                                                                       61.70
                                           Group 2                                                                       86.62

Section 4.04(a)(viii)Current Advances (Total)                                                                              N/A
                                           Group 1                                                                         N/A
                                           Group 2                                                                         N/A

                     Outstanding Advances (Total)                                                                          N/A
                                           Group 1                                                                         N/A
                                           Group 2                                                                         N/A

Section 4.04(a)(ix)  Delinquent Mortgage Loans
                       Group 1
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                9             1,587,350.10                  0.46 %
                      2 Month                2               106,355.16                  0.03 %
                      3 Month                2               215,692.66                  0.06 %
                      Total                 13             1,909,397.92                  0.55 %
                       Group 2
                                                                Principal
                      Category              Number                Balance               Percentage
                      1 Month                2               702,864.09                  0.34 %
                      2 Month                0                     0.00                  0.00 %
                      3 Month                0                     0.00                  0.00 %
                       Total                 2               702,864.09                  0.34 %
                       Group Totals
                                                                Principal
                      Category              Number                Balance               Percentage
                      1 Month               11             2,290,214.19                  0.42 %
                      2 Month                2               106,355.16                  0.02 %
                      3 Month                2               215,692.66                  0.04 %
                       Total                15             2,612,262.01                  0.48 %
                     * Delinquent Bankruptcies are included in the table above.



                     Bankruptcies

                       Group 1
                         Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                     * Only Current Bankruptcies are reflected in the table above.

                     Foreclosures
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %

Section 4.04(a)(xi)  REO Properties

                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %

Section 4.04(a)(xii) Current Realized Losses (Total)                                                      0.00
                                           Group 1                                                        0.00
                                           Group 2                                                        0.00

                     Cumulative Realized Losses (Total)                                                   0.00
                                           Group 1                                                        0.00
                                           Group 2                                                        0.00

Section 4.04(a)(xiii)Weighted Average Term to Maturity (Deal)                                              342
                                           Group 1                                                         338
                                           Group 2                                                         348


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



